UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 20, 2019

Date of Report (Date of earliest event reported)

DASEKE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37509	47-3913221
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

15455 Dallas Parkway, Suite 550
Addison, Texas	75001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 248-0412

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	DSKE	The NASDAQ Capital Market

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 20, 2019, the Board of Directors (the “Board”) of Daseke, Inc. (the “Company”) increased the size of the Board from eight to eleven and appointed Mses. Kimberly Warmbier and Ena Williams and Mr. Charles “Chuck” F. Serianni as members of the Board effective June 1, 2019.  Ms. Warmbier has been appointed to serve as a Class III director and to the Compensation Committee of the Board, Ms. Williams has been appointed to serve as a Class III director and to the Nominating & Governance Committee of the Board, and Mr. Serianni has been appointed to serve as a Class II director and to the Audit Committee of the Board.

There are no arrangements or understandings between any of Mses. Warmbier or Williams or Mr. Serianni and any other persons or entities pursuant to which such individual was appointed as a director, and there are no current or proposed transactions in which any of Mses. Warmbier or Williams or Mr. Serianni has a direct interest or material indirect interest and in which the Company is or will be a participant that require disclosure pursuant to Item 404(a) of Regulation S-K.

Upon their appointments to the Board, each of Mses. Warmbier and Williams and Mr. Serianni became entitled to a prorated portion of the non-management director compensation for the period ending on the date of the Company’s 2019 Annual Meeting of Stockholders, as described in the Company’s Form 10-K/A filed with the Securities and Exchange Commission on April 29, 2019.  As part of their non-management director compensation, on May 31, 2019 each of Mses. Warmbier and Williams and Mr. Serianni will receive a prorated award of $50,000 of restricted stock units based on the closing stock price on May 31, 2019, which will vest on the first anniversary of the date of grant.  Each of Mses. Warmbier and Williams and Mr. Serianni is a party to an indemnification agreement with the Company in the same form as the Company’s indemnification agreements with its other directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DASEKE, INC.

May 24, 2019	By:	/s/ Don R. Daseke
	Name:	Don R. Daseke
	Title:	Chairman and CEO